Exhibit 99.4

ABIOMED, Inc.

22 Cherry Hill Drive

Danvers, MA  01923

July 31, 2008

World Heart Corporation

7799 Pardee Lane
Oakland, CA  94621

World Heart Inc.

7799 Pardee Lane
Oakland, CA  94621

Ladies and Gentlemen:

Reference is hereby made to the Recapitalization Agreement, dated June 20, 2008, as  amended by that certain Amendment No. 1 to the Recapitalization Agreement, dated July 31, 2008 (the “Recapitalization Agreement”), among ABIOMED, Inc. (“Abiomed”), World Heart Corporation (the “Company”), World Heart, Inc. (“WHI” and, together with the Company, the “Borrower”), Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P., Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Life Sciences Fund, L.P. and New Leaf Ventures II, L.P.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Recapitalization Agreement.  This Agreement is being delivered pursuant to Section 2(b) of the Recapitalization Agreement and constitutes an “Abiomed Satisfaction and Release Document” as such term is defined in the Recapitalization Agreement.

Effective as of the Closing, Abiomed and the Borrower hereby acknowledge and agree that (a) the Conversion shall constitute payment in full and satisfaction in full of all of the Borrower’s indebtedness and obligations to Abiomed, under the Note and the Abiomed Agreements, including, without limitation, any reimbursement obligations under the Support Services Agreement, (b) Abiomed does not have any other credit arrangements with, loans outstanding to, guaranties by, or interests or liens against the Borrower or the Borrower’s personal or real property, and the Borrower does not have any arrangements with, loans outstanding to, guaranties by, or interests or liens against Abiomed or Abiomed’s personal or real property, (c) except as set forth in this Agreement or the Transaction Documents, the Borrower has no further liabilities or obligations due and owing to Abiomed and Abiomed has no further liabilities or obligations due and owing to the Borrower, including in each case, without limitation, any obligation under the Support Services Agreement, (d) except for this Agreement and the Transaction Documents, any and all other agreements between Borrower and Abiomed, including, without limitation, the Abiomed Agreements, are terminated and are of no further force and effect, and (e) any and all rights with respect to any Event of Default that may have existed under any and all Abiomed Agreements at any time on or prior to the Closing are permanently waived by Abiomed and the Borrower.

Effective as of the Closing and without any further action, Abiomed releases and terminates, all security interests, liens and stock pledges which the Borrower may have granted to Abiomed.  Effective as of the Closing, Abiomed further agrees, at the Borrower’s expense, to deliver to the Borrower upon the Conversion, (a) such termination statements, financing change statements, assignments, releases, cancellations, discharges or other agreements as may reasonably be requested by the Borrower to effect the release of the security interests, liens and stock pledges referenced above (collectively, the “Termination Documents”), (b) all stock certificates and stock powers as set forth on Schedule A attached hereto (c) the Warrant (to be marked “Cancelled”) and (d)

any other instruments, investment property, negotiable documents, cash, chattel paper and similar collateral in Abiomed’s possession or control, and the Borrower is hereby authorized to prepare and file without Abiomed’s signature any Termination Document.  After the Conversion, Abiomed shall execute and deliver to or for the Borrower, at the Borrower’s request and expense, such other documents and instruments, and take such other actions, as the Borrower may reasonably request in order to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

Other than claims arising under this Agreement or the Transaction Documents, effective as of the Closing, Abiomed, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, knowingly, voluntarily and intentionally, hereby releases, remises, acquits and forever discharges the Borrower and the Borrower’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Borrower Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Borrower Released Parties prior to and including the date of execution hereof (all of the foregoing hereinafter called the “Borrower Released Matters”).  Abiomed acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Borrower Released Matters.

Other than claims arising under this Agreement or the Transaction Documents, effective as of the Closing, the Company and WHI for themselves and their successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, knowingly, voluntarily and intentionally, hereby release, remise, acquit and forever discharge Abiomed and Abiomed’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Abiomed Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Abiomed Released Parties prior to and including the date of execution hereof (all of the foregoing hereinafter called the “Abiomed Released Matters”).  The Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Abiomed Released Matters.

Abiomed (a) represents, warrants and acknowledges that Abiomed has been fully advised by its attorney of the contents of Section 1542 of the Civil Code of the State of California, and (b) hereby expressly waives the benefits thereof and any rights Abiomed may have thereunder.  Section 1542 of the Civil Code of the State of California provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”  Abiomed also hereby waives the benefits of, and any rights it may have under, any statute or common law principle of similar effect in any jurisdiction.

This letter agreement may be executed in one or more counterparts each of which taken together shall constitute one and the same instrument.   This letter agreement shall be construed in accordance with the laws of the State of New York.

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ABIOMED, INC.

By:	/s/ Michael R. Minogue
Name: Michael R. Minogue
Title: CEO and Chairman

Acknowledged and Agreed:

WORLD HEART CORPORATION

By:	/s/ Jal S. Jassawalla
Name: Jal S. Jassawalla
Title: President and Chief Executive Officer

WORLD HEART INC.

By:	/s/ Jal S. Jassawalla
Name: Jal S. Jassawalla
Title: President

SCHEDULE A

Stock Issuer	Class of Stock	Certificate No.	Number of Shares
WORLD HEART INC.	Common Stock	C-3	101